UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2007

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805)745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 30, 2007, CKE Restaurants, Inc. ("Company") issued a press release announcing the Company's results for the fourth quarter and fiscal year ended January 29, 2007. The press release is attached as Exhibit 99.1 hereto.

This information, including Exhibit 99.1, shall be deemed to be "furnished" in accordance with SEC release numbers 33-8216 and 34-47583.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2007, annual bonuses for the following named executive officers were determined by the Company's Chief Executive Officer for the fiscal year ended January 29, 2007: John J. Dunion, Executive Vice President, Supply Chain Management, $200,000; and Brad R. Haley, Executive Vice President, Marketing, $496,000.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release, dated March 30, 2007, issued by CKE Restaurants, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

April 3, 2007	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 30, 2007, issued by CKE Restaurants, Inc.